UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2007

WHITTIER ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	0-30598	20-0539412
(State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation or organization)	File Number	Identification No.)

333 CLAY STREET, SUITE 700

HOUSTON, TEXAS 77002

(Address of Registrant’s Principal Executive Offices)

(Registrant’s telephone number, including area code)  (713) 850-1880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry Into a Material Definitive Agreement.

On January 19, 2007, Whittier Energy Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sterling Energy plc, a company incorporated in England and Wales (“Sterling”), and Sterling Onshore, Inc., a Nevada corporation and a wholly owned, indirect subsidiary of Sterling (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing after the Merger as the surviving corporation and an indirect wholly owned subsidiary of Sterling.  At the effective time of the Merger, each issued and outstanding share of the Company common stock will be converted into the right to receive $11.00 in cash.

The consummation of the transactions contemplated in the Merger Agreement is conditioned upon, among other things, approval by the stockholders of the Company, receipt of routine regulatory approvals and other customary closing conditions.

In the event of a termination of the Merger Agreement under certain circumstances, the Company may be required to pay to Sterling a termination fee of $5.5 million as set forth in the Merger Agreement.

The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

In connection with the execution of the Merger Agreement, Whittier Ventures LLC  and each director and executive officer of the Company entered into a Voting Agreement (the “Voting Agreement”) with Sterling whereby such person agreed, among other things, to vote or cause to be voted all shares of common stock that the person is entitled to vote to approve and adopt the Merger Agreement and the Merger.  The Voting Agreement also grants an irrevocable proxy to a designee of Sterling, empowering it to vote all such shares at any meeting of stockholders called for the purpose of voting on the Merger.  As of the date of this report, such stockholders own an aggregate of 1,941,196  shares, or approximately 15.4%, of the issued and outstanding common stock of the Company.  The form of Voting Agreement executed by each director and executive officer of the Company and Whittier Ventures LLC  is attached as Exhibit 10.1 to this report and is incorporated herein by reference.  The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to such document.

The Company will file a proxy statement and other documents regarding the proposed transaction described in this press release with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND SUCH OTHER MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to stockholders of the Company seeking their approval of the transaction. Investors and stockholders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of cost by directing a request to the Director of Investor Relations, Whittier Energy Corporation, 333 Clay Street, Suite 700, Houston, Texas 77002, telephone  (713) 850-1880.

The Company’s directors and executive officers may be deemed, under Securities and Exchange Commission rules, to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Certain directors and executive officers of the Company may have interests in the merger, including receipt of certain retention, severance and/or change of control payments and as a result of holding options or shares of the Company’s common stock generally. Information about the Company’s directors and officers can be found in the Company’s Proxy Statements and Annual Reports on Form 10-KSB filed with the Securities and Exchange Commission. Additional information regarding the interests of those persons may be obtained by reading the proxy statement and other documents regarding the proposed transaction when they become available.

This report includes projections and other “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. These projections or statements reflect the Company’s current views about future events and performance. No assurances can be given that these events or performance will occur as projected and actual results may differ materially from those projected.  For instance, although the Company and Sterling have signed an agreement for a subsidiary of Sterling to merge with the Company, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive necessary approval of the Company’s stockholders or government approvals or fail to satisfy conditions to closing. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include the timing and extent of changes in oil and gas prices, operating risks and other risk factors as described in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in the forward-looking statements. The forward-looking statements in this press release are made only as of the date hereof, and the Company undertakes no obligation to update such forward-looking statements.

Item 5.02            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Severance and Retention Plan

On January 18, 2007, the Board of Directors of the Company approved and adopted the Whittier Energy Corporation Severance and Retention Plan (the “Severance and Retention Plan”) effective as of that date. Certain employees of the Company are now covered by the Severance and Retention Plan, which provides for retention and/or severance payments to employees following a change of control of the Company.  Although the Company’s executive officers will not receive a severance payment under the Severance and Retention Plan, they are eligible to receive a retention bonus equal to one-half of their current base salary following a change of control of the Company, as follows:

Executive Officer	Title	Retention Bonus

Bryce W. Rhodes	President and Chief Executive Officer	$120,000

Daniel H. Silverman	Executive Vice President and Chief Operating Officer	120,000

Geoffrey M. Stone	Vice President of Finance and Chief Accounting Officer	87,500

A change of control will be deemed to have occurred if any of the following conditions occur:

•                  individuals who constituted the Board of Directors on January 18, 2007 (the “Incumbent Board”) cease to constitute at least 51% of the Board, provided that any person whose election was approved by a vote of at least a majority of the directors of the Incumbent Board will be considered a member of the Incumbent Board; or

•                  The Company consummates a reorganization, merger or consolidation whereby the persons who were stockholders immediately prior to the reorganization, merger or consolidation do not immediately thereafter own at least 50% of the voting shares of the new entity; or

•                  the Company consummates the sale of all or substantially all of the Company’s assets to a non-related party; or

•                  a new person or entity becomes the owner of at least 50% of the outstanding common stock or voting power in the Company.

If the Company terminates the executive officer for cause or the executive officer’s termination of employment occurs by reason of disability, death or retirement, no retention bonus is payable to or with respect to such executive under the Retention and Severance Plan. The foregoing description of the Retention and Severance Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Retention and Severance Plan, which is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

Change of Control Payments

On January 18, 2007, the Board of Directors of the Company approved the following change of control payments to the Company’s executive officers, which may be awarded in the event that the proposed Merger or an alternative transaction constituting a change of control of the Company is consummated:

		Change of
Executive Officer	Title	Control Payment

Bryce W. Rhodes	President and Chief Executive Officer	$240,000

Daniel H. Silverman	Executive Vice President and Chief Operating Officer	240,000

Geoffrey M. Stone	Vice President of Finance and Chief Accounting Officer	175,000

However, if any of the executive officers listed above is terminated by the Company for economic cause or without cause within ten business days following the consummation of the proposed Merger or any alternative transaction such that the executive officer is entitled to receive any portion of his current annual base salary and other benefits pursuant to his employment agreement then in effect, the executive officer will receive a change of control payment in amount, if any, equal to the amount set forth opposite his name above less the portion of his current annual base salary that he is entitled to receive under the terms of his employment agreement then in effect.

Amendment to Employment Agreements

On January 18, 2007, the Board of Directors of the Company also approved, and the Company’s executive officers entered into, amendments to their respective employment agreements with the Company. The chief purpose of the amendments is to modify the existing employment agreements to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Under the terms of the amendments, severance benefits may not be paid to an executive officer who is a “specified employee” (within the meaning of Code Section 409A) until six (6) months have elapsed since the date of the event triggering the severance obligation, such as the involuntary termination of the executive officer. In that event, the executive officer would be entitled to receive a severance benefit equal to his base salary, with half of the benefit payable six months after the involuntary termination and the remaining portion payable over the following six months. The foregoing description of the amendments to the executive officers’ employment agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendments, which are filed as Exhibits 10.3, 10.4 and 10.5 to this report and are incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated January 19, 2007 by and among Whittier Energy Corporation, Sterling Energy plc and Sterling Onshore, Inc.*

10.1	Form of Voting Agreement dated as of January 19, 2007.

10.2	Whittier Energy Corporation Severance and Retention Plan dated January 18, 2007.

10.3	Amendment to Employment Agreement dated January 18, 2007, by and between Whittier Energy Corporation and Bryce W. Rhodes.

10.4	Amendment to Employment Agreement dated January 18, 2007, by and between Whittier Energy Corporation and Daniel H. Silverman.

10.5	Amendment to Employment Agreement dated January 18, 2007, by and between Whittier Energy Corporation and Geoffrey M. Stone.

__________

*     Schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish on a supplemental basis a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITTIER ENERGY CORPORATION

Date: January 24, 2007	By:	/s/ Geoffrey M. Stone
Geoffrey M. Stone
Vice President of Finance and
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated January 19, 2007 by and among Whittier Energy Corporation, Sterling Energy plc and Sterling Onshore, Inc.*

10.1	Form of Voting Agreement dated as of January 19, 2007.

10.2	Whittier Energy Corporation Severance and Retention Plan dated January 18, 2007.

10.3	Amendment to Employment Agreement dated January 18, 2007, by and between Whittier Energy Corporation and Bryce W. Rhodes.

10.4	Amendment to Employment Agreement dated January 18, 2007, by and between Whittier Energy Corporation and Daniel H. Silverman.

10.5	Amendment to Employment Agreement dated January 18, 2007, by and between Whittier Energy Corporation and Geoffrey M. Stone.

__________

*         Schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish on a supplemental basis a copy of any omitted schedule to the Securities and Exchange Commission upon request.